UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 9, 2011

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Celina Drive, Suite 17-18, Nashua, NH	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (603) 589-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2011, Gerald P. Carmen retired from the Board of Directors of Ezenia! Inc. (the “Company”), effective immediately.   Ambassador Carmen had served as a Director of the Company for 6 years.

On March 10, 2011, Ronald L. Breland resigned from the Board of Directors of the Company, effective immediately.  Mr. Breland was a member of the Compensation Committee and the Nominating Committee.

Mr. Carmen and Mr. Breland  have confirmed to the Company’s Board of Directors that their retirement and resignation  respectively were not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: March 10, 2011	By:	/s/ Thomas J. McCann
Thomas J. McCann
Chief Financial Officer